AB Blended Style
Series, Inc.
Exhibit 77Q
811-21081

77Q


ALLIANCEBERNSTEIN BLENDED STYLE
SERIES, INC.

ARTICLES OF AMENDMENT

Changing its Name to
AB Blended Style Series, Inc.

            AllianceBernstein Blended Style
Series, Inc., a Maryland corporation having its principal office in Maryland in Baltimore City, Maryland hereinafter called the Corporation, certifies to the State Department of Assessments and Taxation of Maryland that:
            FIRST: The charter of the
Corporation is hereby amended by striking out
Article SECOND and inserting in lieu thereof the following:
SECOND: The name of the
corporation hereinafter called
the Corporation is AB
Blended Style Series, Inc.

            SECOND: The charter of the
Corporation is hereby amended by changing the designations of certain of the issued and unissued shares of the Common Stock of the AllianceBernstein 2000 Retirement Strategy, the
AllianceBernstien 2005 Retirement Strategy, the
AllianceBernstein 2010 Retirement Strategy, the
AllianceBernstein 2015 Retirement Strategy, the
AllianceBernstein 2020 Retirement Strategy, the
AllianceBernstein 2025 Retirement Strategy, the
AllianceBernstein 2030 Retirement Strategy, the
AllianceBernstein 2035 Retirement Strategy, the
AllianceBernstein 2040 Retirement Strategy, the
AllianceBernstein 2045 Retirement Strategy, the
AllianceBernstein 2050 Retirement Strategy, and the AllianceBernstein 2055 Retirement Strategy as follows:

Current Name of Class
of Series
Amended Name
AllianceBernstein 2000
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2000
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2005
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2005
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2010
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2010
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2015
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2015
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2020
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2020
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2025
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2025
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2030
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2030
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2035
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2035
Retirement
Stragegy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2040
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2040
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2045
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2045
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2050
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2050
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock
AllianceBernstein 2055
Retirement Strategy

   Class A Common
Stock
   Class B Common
Stock
   Class C Common
Stock
   Advisor Class
Common Stock
   Class R Common
Stock
   Class K Common
Stock
   Class I Common
Stock
AB 2055
Retirement
Strategy

   Class A
Common Stock
   Class B
Common Stock
   Class C
Common Stock
   Advisor Class
Common Stock
   Class R
Common Stock
   Class K
Common Stock
   Class I Common
Stock

            THIRD: The amendment to the
charter of the Corporation as herein set forth was approved by a majority of the entire Board of Directors of the Corporation. The charter amendment is limited to changes expressly permitted by Section 2-605 of the Maryland
General Corporation Law to be made without action by the stockholders of the Corporation. The
Corporation is registered as an open-end investment company under the Investment Company Act of 1940.
            FOURTH: This amendment to the
charter of the Corporation will be effective on January 20, 2015, as permitted by Section
2-610.1 of the Maryland General Corporation
Law.



		IN WITNESS WHEREOF,
AllianceBernstein Blended Style Series, Inc. has caused these Articles of Amendment to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the
Corporation, this 20th day of January, 2015. The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment of the Corporations charter are true in all material respects, and that this statement is made under the penalties of perjury.


ALLIA
NCEB
ERNS
TEIN
BLEN
DED
STYL
E
SERIE
S,
INC.


By:
_/s/
Ro
ber
t
M.
Kei
th
___
___
___
___
_

Ro
ber
t
M.
Kei
th

Pre
sid
ent

ATTEST:

_/s/ Stephen J. Laffey___________
Stephen J. Laffey
Assistant Secretary

SK 00250 0157 6283841
2

9